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                                                                 EXHIBIT 10.2

                  FIRST AMENDMENT TO THE R-B RUBBER PRODUCTS, INC.
                               1995 STOCK OPTION PLAN

The R-B Rubber Products, Inc. 1995 Stock Option Plan is hereby amended, effective December 2, 1997, subject to shareholder approval, to revise the share number reference in the second sentence of Section 3 to read "300,000 shares," instead of "150,000 shares."

In all other respects, the R-B Rubber Products, Inc. 1995 Stock Option Plan shall remain the same.